Severance and Restructuring Charges	12 Months Ended
Dec. 31, 2017
Restructuring And Related Activities [Abstract]
Severance and Restructuring Charges

7. Severance and Restructuring Charges

In 2015, the Company commenced two restructuring actions that included workforce reductions, facility closures and actions to reduce costs through management delayering in order to achieve broader functional alignment of the organization. The charges associated with these actions were included in “warehousing, marketing and administrative expenses”. These actions were substantially completed in 2016. No expenses have been recorded in the year ended December 31, 2017.

The expenses, cash flows, and accrued liabilities associated with the restructuring actions described above are noted in the following table (in thousands):

	(Benefit) Expense		Cash flow			Accrued Liabilities
	For the years ended December 31,		For the years ended December 31,			As of December 31,
	2016	2015	2017	2016	2015	2017	2016
Fourth Quarter 2015 Action
Workforce reduction	$(700)	$11,863	$507	$8,954	$785	$917	$1,424

First quarter 2015 Actions
Workforce reduction	$(510)	$5,467	$94	$539	$3,660	$664	$758
Facility closure	254	1,245	-	686	813	-	-
Total	$(256)	$6,712	$94	$1,225	$4,473	$664	$758

The Company has launched a restructuring program that will commence in the first quarter of 2018 and span to mid-2020. It includes facility consolidations totaling an anticipated $23 million to $28 million and workforce reductions totaling an anticipated $7 million to $12 million, or in aggregate an estimated cash cost of $30 million to $40 million over the restructuring period, which will be included in operating expenses.

Product assortment refinements are also planned with a non-cash charge related to these refinements is expected in the first quarter of 2018 and estimated in the range of $42 million to $48 million that will be reflected as additional cost of goods sold.